August 29, 2012

VIA EDGAR

U.S. Securities and Exchange Commission
100 F Street, NE
Washington, D.C. 20549

Re:           Jackson National Separate Account - I (Perspective II)
File Nos. 333-70472 and 811-08664

Dear Commissioners:

Pursuant to Rule 497(j) under the Securities Act of 1933 and for the above registrant and offering of securities, we certify that the form of the prospectus supplement and statement of additional information supplement that would have been filed under paragraph (c) does not differ from that contained in the most recent post-effective amendment; and that the text of the most recent post-effective amendment was filed electronically.  This filing is for the first of two prospectus supplements for this offering of securities.

If you have any questions, please call me at (517) 367-3872.

Very truly yours,

/s/ FRANK J. JULIAN

Frank J. Julian
Assistant Vice President
and Associate General Counsel